UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 19, 2013

Quiksilver, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA	92649
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(714) 889-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Approval of 2013 Performance Incentive Plan

At the 2013 Annual Meeting of Stockholders held March 19, 2013 (the “Annual Meeting”), the stockholders of Quiksilver, Inc. (the “Company”) approved the Company’s 2013 Performance Incentive Plan (the “2013 Plan”). The Board of Directors adopted the 2013 Plan on February 5, 2013, subject to stockholder approval at the Annual Meeting.

A description of the material terms of the 2013 Plan was included in the Company’s definitive Proxy Statement, dated February 12, 2013 (the “2013 Proxy Statement”), filed with the Securities and Exchange Commission on February 11, 2013, under the caption “PROPOSAL 2 – APPROVAL OF THE QUIKSILVER, INC. 2013 PERFORMANCE INCENTIVE PLAN,” beginning on page 14 of the 2013 Proxy Statement, which description is incorporated herein by reference. The foregoing description of the 2013 Plan is qualified in its entirety by reference to the actual terms of the 2013 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Approval of Amendments to the Employee Stock Purchase Plan

At the Annual Meeting, the stockholders of the Company also approved the amendment and restatement of the Company’s Employee Stock Purchase Plan (the “ESPP”) (i) increasing the aggregate number of shares reserved for purchase under the ESPP by 1,000,000 shares and (ii) extending the Company’s ability to grant new awards under the ESPP until January 31, 2023. The Board of Directors adopted the amendments to the ESPP on February 5, 2013, subject to stockholder approval at the Annual Meeting.

A description of the material terms of the ESPP was included in the Company’s definitive Proxy Statement, dated February 12, 2013 (the “2013 Proxy Statement”), filed with the Securities and Exchange Commission on February 11, 2013, under the caption “PROPOSAL 3 – APPROVAL OF AMENDMENT AND RESTATEMENT OF THE QUIKSILVER, INC. EMPLOYEE STOCK PURCHASE PLAN,” beginning on page 23 of the 2013 Proxy Statement, which description is incorporated herein by reference. The foregoing description of the ESPP is qualified in its entirety by reference to the actual terms of the amended and restated ESPP, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Grant of RSUs

On March 19, 2013, pursuant to the terms of his employment agreement with the Company as previously disclosed, the Compensation Committee of the Company’s Board of Directors granted Andrew P. Mooney, the Company’s Chief Executive Officer and President, 1,200,000 restricted stock units (or “RSUs”) pursuant to the 2013 Plan. The RSUs will vest if during any consecutive 30-day period the weighted average per share trading price of the Company’s common stock (as reported on the New York Stock Exchange) equals or exceeds $12.50, however, if such threshold is achieved prior to the first anniversary of the grant date, the RSUs will not become vested until such first anniversary. The RSUs will vest on an accelerated basis in the event of certain corporate transactions or a change in control pursuant to which the holders of the Company’s common stock become entitled to receive per-share consideration having a value equal to or greater than $9.28. In the event of a corporate transaction or change in control resulting in per-share consideration less than such amount, the RSUs will only vest in the sole discretion of the board of directors. Vesting of the RSUs requires Mr. Mooney to remain in the Company’s service through the vesting date, provided, however, that if his service terminates due to death, permanent disability, retirement, termination by the Company other than for misconduct, or termination by Mr. Mooney for Good Reason (as defined in his employment agreement), then he will retain the number of RSUs equal to the total number of RSUs granted multiplied by the number of whole months which have passed since the grant date, divided by 43, which RSUs will remain subject to vesting. The RSUs will terminate if they do not vest prior to November 1, 2016. This summary of the RSU grant to Mr. Mooney is not complete and reference should be made to the complete text of the Restricted Stock Unit Agreement, which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Securities Holders.

The Annual Meeting was held on March 19, 2013. A total of 135,124,322 shares of the Company’s common stock were present or represented by proxy at the meeting, representing more than 80% of the Company’s shares outstanding as of the January 25, 2013 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of the proposals is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on February 11, 2013:

Proposal 1 – Election of eight nominees to serve as directors until the next annual meeting and until their respective successors are elected and qualified. The final results of the votes taken were as follows:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
William M. Barnum, Jr.	116,505,560	N/A	18,618,762	0
Joseph F. Berardino	120,955,039	N/A	14,098,897	70,386
James G. Ellis	113,206,547	N/A	21,847,389	70,386
M. Steven Langman	118,670,552	N/A	16,383,384	70,386
Robert B. McKnight	117,927,922	N/A	17,126,014	70,386
Robert L. Mettler	120,233,658	N/A	14,820,278	70,386
Andrew P. Mooney	120,444,623	N/A	14,609,313	70,386
Andrew W. Sweet	118,657,907	N/A	16,396,029	70,386

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Proposal 2 – Approval of Quiksilver, Inc. 2013 Performance Incentive Plan	120,126,060	12,834,461	2,093,415	70,386
Proposal 3 – Amendment of Quiksilver, Inc. Employee Stock Purchase Plan to increase the aggregate number of shares reserved for purchase under the plan by 1,000,000 shares and extend the Company’s ability to grant new awards under the Plan until January 31, 2023.	134,458,026	445,842	150,068	70,386

Pursuant to the foregoing votes, the eight nominees listed above were elected to serve on the Company’s Board of Directors and Proposals 2 and 3 were approved.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Exhibit Title or Description
10.1	Quiksilver, Inc. 2013 Performance Incentive Plan, together with form Stock Option, Restricted Stock and Restricted Stock Unit Agreements.

10.2	Quiksilver, Inc. Employee Stock Purchase Plan, as amended and restated.

10.3	Restricted Stock Unit Agreement between Andrew P. Mooney and Quiksilver, Inc. dated March 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2013	Quiksilver, Inc. (Registrant)

	By:	/s/ Richard Shields
Richard Shields
Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Quiksilver, Inc. 2013 Performance Incentive Plan, together with form Stock Option, Restricted Stock and Restricted Stock Unit Agreements.

10.2	Quiksilver, Inc. Employee Stock Purchase Plan, as amended and restated.

10.3	Restricted Stock Unit Agreement between Andrew P. Mooney and Quiksilver, Inc. dated March 19, 2013.

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